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                                                                    Exhibit 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned officers of Opinion Research Corporation (the "Company") does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report") that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ John F. Short                                             August 12, 2002
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John F. Short, Chairman, Chief Executive                          Date
Officer and President



/s/ Douglas L. Cox                                            August 12, 2002
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Douglas L. Cox, Executive Vice President                          Date
and Chief Financial Officer